UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 28, 2004


                       FIRST MID-ILLINOIS BANCSHARES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                               0-13368 37-1103704
           (COMMISSION FILE NUMBER) (IRS EMPLOYER IDENTIFICATION NO.)


                    1515 CHARLESTON AVENUE, MATTOON, IL 61938
           (ADDRESS INCLUDING ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


                                 (217) 234-7454
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5.   Other Events

Incorporated by reference is the quarterly shareholder report issued by the Registrant on January 28, 2004, attached as Exhibit 99, providing information concerning the Registrant's financial statements as of December 31, 2003.



Item 7.   Financial Statements and Exhibits

         (c)      Exhibits

         Exhibit 99 - Quarterly shareholder report issued December 31, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST MID-ILLINOIS BANCSHARES, INC.



Dated: January 28, 2004                   By: /s/  William S. Rowland

                                          William S. Rowland
                                          President and Chief
                                          Executive Officer

                                  EXHIBIT INDEX


Exhibit
Number                     Description

99                         Quarterly shareholder report issued January 28, 2004

                                           January 28, 2004


Quarterly Report to the Owners,
First Mid-Illinois Bancshares, Inc.

We are pleased to report that First Mid-Illinois Bancshares, Inc. had a successful 2003, with diluted earnings per share increasing to $2.82 per share as compared to $2.38 per share in 2002, an 18.5 percent increase. Net income increased to $9,093,000 in 2003 as compared to $8,034,000 in 2002. As a result of this performance, the Company increased its annual dividend to $.575 per share in 2003 from $.50 per share in 2002. In addition, the Company declared a special, one-time dividend of $.075 per share to shareholders of record on December 30, 2003.

Higher non-interest income was one factor in the earnings growth. Non-interest income was $12,754,000 for 2003 as compared to $10,898,000 in 2002. Residential real estate activity was strong throughout most of 2003 with activity declining during the fourth quarter. For the year, mortgage banking revenue increased to $2,171,000 from $1,777,000 for 2002. Most of the residential real estate loans we originate are sold into the secondary market for interest rate risk management purposes. Also, deposit service charges increased during 2003, as did insurance commissions and trust revenues.

Net interest income was $27,042,000 in 2003 as compared to $26,726,000 in 2002. Average earning assets for the year increased by $52 million with commercial real estate loans increasing by $48 million. The growth in the loan portfolio offset the decline in our net interest margin caused by the low interest rate environment and loan pricing constraints. The Company's net interest margin was 3.75% in 2003 as compared with 3.99% in 2002. On a tax-equivalent basis, the net interest margin was 3.84% in 2003 and 4.09% in 2002.

The provision for loan losses amounted to $1,000,000 in 2003 as compared to $1,075,000 in 2002, with net charge-offs declining to $297,000 in 2003 from $1,054,000 in 2002. The decline in net charge-offs was primarily the result of a $382,000 recovery on a commercial loan. Non-performing loans on December 31, 2003 were $3,331,000 as compared with $3,149,000 on December 31, 2002.

Non-interest expenses increased by $519,000 or 2% when compared to 2002. This was primarily as a result of the costs associated with operating the locations in Champaign and Maryville. Both were opened in November, 2002 and have had solid loan and deposit growth.

Earnings per share growth was also impacted by our share repurchase program. During 2003, we repurchased 120,000 shares of our own stock in the open market and through privately negotiated transactions. This program has proven to be an effective way of increasing value for shareholders. Any shareholder who wishes to use this service should contact Mrs. Christie Wright at (217) 258-0493.

Thank you for your support and for your confidence in First Mid-Illinois Bancshares, Inc.

                                           Sincerely,

                                           /s/ William S. Rowland

                                           William S. Rowland
                                           Chairman and Chief Executive Officer

Condensed Consolidated Balance Sheets
(In thousands, except share data)   (unaudited)                                              December 31,      December 31,
                                                                                                     2003              2002
                                                                                        ------------------ -----------------
Assets
Cash and due from banks                                                                          $ 20,659          $ 22,437
Federal funds sold and other interest-bearing deposits                                              4,290            47,220
Investment securities:
  Available-for-sale, at fair value                                                               176,481           166,415
  Held-to-maturity, at amortized cost (estimated fair
    value of $1,687 and $1,927 at December 31, 2003
    and 2002, respectively)                                                                         1,677             1,902
Loans                                                                                             552,824           499,864
Less allowance for loan losses                                                                    (4,426)           (3,723)
                                                                                        ------------------ -----------------
  Net loans                                                                                       548,398           496,141
Premises and equipment, net                                                                        16,059            16,916
Goodwill, net                                                                                       9,034             9,034
Intangible assets, net                                                                              3,969             4,743
Other assets                                                                                       13,078            11,432
                                                                                        ------------------ -----------------
  Total assets                                                                                   $793,645          $776,240
                                                                                        ================== =================
Liabilities and Stockholders' Equity
Deposits:
  Non-interest bearing                                                                           $ 94,723          $ 84,025
  Interest bearing                                                                                520,269           529,427
                                                                                        ------------------ -----------------
    Total deposits                                                                                614,992           613,452
Repurchase agreements with customers                                                               59,875            44,184
Other borrowings                                                                                   39,925            44,625
Other liabilities                                                                                   8,258             7,172
                                                                                        ------------------ -----------------
  Total liabilities                                                                              $723,050          $709,433
                                                                                        ------------------ -----------------
Stockholders' Equity:
Common stock ($4 par value; authorized 6,000,000 shares;
  Issued 3,667,887 shares in 2003 and 3,603,737 shares in 2002)                                   $14,672           $14,415
Additional paid-in capital                                                                         15,960            14,450
Retained earnings                                                                                  52,942            45,896
Deferred compensation                                                                               1,881             1,589
Accumulated other comprehensive income                                                              1,581             2,373
Treasury stock at cost, 534,619 shares in 2003 and 414,562 shares in 2002                        (16,441)          (11,916)
                                                                                        ------------------ -----------------
  Total stockholders' equity                                                                       70,595            66,807
                                                                                        ------------------ -----------------
  Total liabilities and stockholders' equity                                                     $793,645          $776,240
                                                                                        ================== =================

Condensed Consolidated Statements of Income
(In thousands)   (unaudited)
For the year ended December 31,                                                                      2003              2002
                                                                                        ------------------ -----------------
Interest income:
Interest and fees on loans                                                                       $ 32,435          $ 33,726
Interest on investment securities                                                                   6,227             7,325
Interest on federal funds sold and other                                                              276               336
                                                                                        ------------------ -----------------
    Total interest income                                                                          38,938            41,387

Interest expense:
Interest on deposits                                                                                9,751            12,253
Interest on repurchase agreements with customers                                                      272               345
Interest on other borrowings                                                                        1,873             2,063
                                                                                        ------------------ -----------------
    Total interest expense                                                                         11,896            14,661
                                                                                        ------------------ -----------------
Net interest income                                                                                27,042            26,726
Provision for loan losses                                                                           1,000             1,075
                                                                                        ------------------ -----------------
Net interest income after provision for loan losses                                                26,042            25,651

Non-interest income:
Trust revenues                                                                                      1,992             1,855
Brokerage commissions                                                                                 283               265
Insurance commissions                                                                               1,476             1,258
Service charges                                                                                     4,484             3,799
Securities gains, net                                                                                 370               223
Mortgage banking revenues                                                                           2,171             1,777
Other                                                                                               1,978             1,721
                                                                                        ------------------ -----------------
  Total non-interest income                                                                        12,754            10,898

Non-interest expense:
Salaries and employee benefits                                                                     13,522            12,732
Net occupancy and equipment expense                                                                 4,290             4,055
Amortization of intangible assets                                                                     774               742
Other                                                                                               6,443             6,981
                                                                                        ------------------ -----------------
  Total non-interest expense                                                                       25,029            24,510
                                                                                        ------------------ -----------------
Income before income taxes                                                                         13,767            12,039
Income taxes                                                                                        4,674             4,005
                                                                                        ------------------ -----------------
Net income                                                                                        $ 9,093           $ 8,034
                                                                                        ================== =================


Condensed Consolidated Statements of Changes in Stockholders' Equity
(in thousands)   (unaudited)
For the year ended December 31,                                                                      2003              2002
                                                                                        ------------------ -----------------
Balance at beginning of year                                                                     $ 66,807          $ 63,925
Net income                                                                                          9,093             8,034
Dividends on stock                                                                                (2,047)           (1,640)
Issuance of stock                                                                                   1,767             1,394
Purchase of treasury stock                                                                        (4,233)           (6,540)
Change in accumulated other comprehensive income (loss)                                             (792)             1,634
                                                                                        ------------------ -----------------
Balance at end of year                                                                           $ 70,595          $ 66,807
                                                                                        ================== =================










Per Share Information
(unaudited)
For the year ended December 31,                                                                     2003              2002
                                                                                        ------------------ -----------------
Basic earnings per share                                                                          $ 2.88            $ 2.39

Diluted earnings per share                                                                        $ 2.82            $ 2.38

Book value per share                                                                              $22.53            $20.95









                       First Mid-Illinois Bancshares, Inc.
                             1515 Charleston Avenue
                             Mattoon, Illinois 61938
                                 (217) 234-7454


                                www.firstmid.com